UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 2004


                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                 0-18980                 62-1407522
               --------                 -------                 ----------
(State or Other Jurisdiction of     (Commission File          (IRS Employer
      Incorporation)                     Number)          Identification Number)


Wall Street Center, 14 Wall Street, 20th Floor, New York, New York      10005
-------------------------------------------------------------------     -----
             (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 618-1712
                                                           --------------



       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Section 2 -- Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As used in this report, the terms "we", "us", "our" or "HQSM" refer to HQ Sustainable Maritime Industries, Inc., a Delaware corporation.

As previously disclosed in our current report on Form 8-K filed with the Commission on August 18, 2004, we have entered into a Purchase Agreement dated as of August 17, 2004 with Sino-Sult Canada (S.S.C.) Limited, a Canadian limited liability corporation ("SSC"), and Sealink Wealth Limited, a British Virgin Islands liability corporation ("Sealink"), whereby we acquired Sealink, SSC's wholly owned subsidiary, on the terms and conditions as specified therein. That purchase agreement has been filed as an exhibit to our August 18 current report. Sealink is the sole owner of Hainan Jiahua Marine Bio-Products Co. Ltd., a limited liability company existing in China ("Jiahua Marine") which is primarily engaged in the production and sales of marine bio-products and healthcare products in the PRC, as described in more detail in the above current report. Also as previously disclosed, in the same current report, SSC is owned by three of our current directors and executive officers who are also, together, indirect beneficial owners of the majority of our capital stock.

The purpose of this current report is to provide the financial statements of Sealink and certain pro forma financial information for HQSM, consistent with our August 18 current report on Form 8-K.


                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.



         (a) Financial Statements of Businesses Acquired.

Audited financial statements of Hainan Jiahua Marine Bio-products Co. Limited for the years ended December 31, 2002 and December 31, 2003 are attached to this current report.

         (b) Pro Forma Financial Information.

Pro forma financial statements for HQ Sustainable Maritime Industries, Inc. for the year ended December 31, 2003 and for the six months ended June 30, 2004 and 2003 are attached to this current report.

         (c)  Exhibits.

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
                                        (Registrant)


Date:  October 18, 2004
                                         /s/ Norbert Sporns
                                        ----------------------------------------
                                        Norbert Sporns
                                        Chief Executive Officer and President

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)


                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002
                              FINANCIAL STATEMENTS
                          INDEX TO FINANCIAL STATEMENTS

                                                                         Pages
                                                                      ----------

Report of Independent Registered Accounting Firm                      F-2

Balance Sheets as of December 31, 2003 and 2002                       F-3 - F-4

Statements of Income for the years ended December 31, 2003 and 2002   F-5

Statements of Changes in Shareholders' Equity for the
years ended December 31, 2003 and 2002                                F-6

Statements of Cash Flows for the years ended
December 31, 2003 and 2002                                            F-7

Notes to Financial Statements                                         F-8 - F-22

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Board of Directors
Hainan Jiahua Marine Bio-products Co. Ltd

We have audited the accompanying consolidated balance sheets of Hainan Jiahua Marine Bio-products Co. Ltd as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with The Public Company Accounting Oversight Board standards (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hainan Jiahua Marine Bio-products Co. Ltd as of December 31, 2003 and 2002, and the results of their consolidated operations and their consolidated cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Rotenberg & Co., LLP

Rotenberg & Co., LLP
Certified Public Accountants





Rochester, New York
October 15, 2004

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2003 AND 2002
                                     ASSETS



                                                         2003           2002
                                                     ------------   ------------
CURRENT ASSETS
  Cash and cash equivalents                          $  1,113,970   $    274,220
  Trade receivables, net of provision                   2,834,272      1,164,388
  Inventory                                             1,149,445      1,674,194
  Prepayments                                             258,716        217,531
  Due from related parties, net of provision              129,897        504,979
                                                     ------------   ------------
  TOTAL CURRENT ASSETS                                  5,486,300      3,835,312
                                                     ------------   ------------

PROPERTY, PLANT AND EQUIPMENT, NET                      3,709,761      4,006,002
                                                     ------------   ------------

TOTAL ASSETS                                         $  9,196,061   $  7,841,314
                                                     ============   ============






















The accompanying notes are an integral part of the consolidated financial statements.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2003 AND 2002
                      LIABILITIES AND SHAREHOLDERS' EQUITY




                                                        2003           2002
                                                    ------------   ------------
CURRENT LIABILITIES
  Accounts payable and accrued expenses             $  2,545,235   $  3,104,314
  Bank loans                                           1,807,229      1,807,229
                                                    ------------   ------------
  TOTAL CURRENT LIABILITIES                            4,352,464      4,911,543
                                                    ------------   ------------

LONG-TERM LIABILITIES                                       --             --
                                                    ------------   ------------

TOTAL LIABILITIES                                      4,352,464      4,911,543
                                                    ------------   ------------

SHAREHOLDERS' EQUITY
  Share capital                                        3,000,000      3,000,000
  Reserves                                                    59           --
  Accumulated profit/(loss)                            1,843,538        (70,229)
                                                    ------------   ------------

TOTAL SHAREHOLDERS' EQUITY                             4,843,597      2,929,771
                                                    ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $  9,196,061   $  7,841,314
                                                    ============   ============
















The accompanying notes are an integral part of the consolidated financial statements.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                       2003            2002
                                                   ------------    ------------

SALES                                              $  7,839,584    $  5,940,181

COST OF SALES                                         1,080,502       1,157,795
                                                   ------------    ------------

GROSS PROFIT                                          6,759,082       4,782,386

SELLING AND DISTRIBUTION EXPENSES                        58,027         114,611

GENERAL AND ADMINISTRATIVE EXPENSES                     499,002         204,351

ADVERTISING                                           3,579,967       2,311,422

DEPRECIATION                                             19,431          13,582

PROVISION FOR BAD AND DOUBTFUL DEBTS                    582,609          86,552
                                                   ------------    ------------

INCOME FROM OPERATIONS                                2,020,046       2,051,868

FINANCE COSTS                                           106,130         107,203

OTHER INCOME                                                 (6)       (452,590)

OTHER EXPENSES                                               96            --
                                                   ------------    ------------

INCOME BEFORE INCOME TAXES                            1,913,826       2,397,255

INCOME TAXES
  CURRENT                                                  --              --

  DEFERRED                                                 --              --
                                                   ------------    ------------
NET INCOME ATTRIBUTABLE TO SHAREHOLDERS            $  1,913,826    $  2,397,255
                                                   ============    ============

NET INCOME PER SHARE
  BASIC AND DILUTED                                $       0.64    $       0.81
                                                   ============    ============

WEIGHTED AVERAGE COMMON SHARE
  OUTSTANDING                                         3,000,000       2,961,095
                                                   ============    ============

The accompanying notes are an integral part of the consolidated financial statements.


                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002





                                        Share capital                        Retained
                                    Share       Par value      Reserves      earnings        Total
                                 -----------   -----------   -----------   -----------    -----------
Balance at December 31, 2001
  (Issued 1 share at $1 each)      2,900,000   $ 2,900,000          --     $(2,467,484)   $   432,516

Increase in registered capital       100,000       100,000          --            --          100,000

Net income                              --            --            --       2,397,255      2,397,255
                                 -----------   -----------   -----------   -----------    -----------

Balance at December 31, 2002       3,000,000     3,000,000          --         (70,229)     2,929,771

Net income                              --            --            --       1,913,826      1,913,826

Transfer to reserve                     --            --              59           (59)          --
                                 -----------   -----------   -----------   -----------    -----------

Balance at December 31, 2003       3,000,000   $ 3,000,000   $        59   $ 1,843,538    $ 4,843,597
                                 ===========   ===========   ===========   ===========    ===========









The accompanying notes are an integral part of the consolidated financial statements.


                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                 2003           2002
                                                             -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                 $ 1,913,826    $ 2,397,255
  Adjustments to reconcile net income to net cash provided
     by operating activities:
  Provision for bad debts                                        582,609         86,552
  Depreciation                                                   300,558        296,323
  (Increase)/decrease in assets:
     Inventory                                                   524,748        128,351
     Trade receivables, net of provisions                     (2,252,494)      (130,251)
     Prepayment                                                  (41,186)     3,072,811
     Due from related parties, net of provisions                 375,083       (897,603)
  Increase/(decrease) in liabilities:
     Accounts payable sand accrued expenses                     (559,078)    (5,397,213)
                                                             -----------    -----------
Net cash from by operating activities                            844,066       (443,775)
                                                             -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property, plant and equipment                    (4,316)      (103,516)
                                                             -----------    -----------
Net cash from by investing activities                             (4,316)      (103,516)
                                                             -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from common stock                                        --          100,000
  Repayment of bank loans/shareholders loan                         --         (313,253)
                                                             -----------    -----------
Net cash from by financing activities                               --         (213,253)
                                                             -----------    -----------

Net CHANGE IN CASH AND CASH EQUIVALENTS                          839,750       (760,544)

  Cash and cash equivalents, beginning of period                 274,220      1,034,764
                                                             -----------    -----------

  Cash and cash equivalents, end of period                   $ 1,113,970    $   274,220
                                                             ===========    ===========

SUPPLEMENTARY CASH FLOWS DISCLOSURES
  Interest paid                                              $   110,256    $   111,579
                                                             ===========    ===========

  Taxes paid                                                 $      --      $      --
                                                             ===========    ===========


The accompanying notes are an integral part of the consolidated financial statements.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Sealink Wealth Limited ("Sealink"), a British Virgin Islands corporation, was formed on January 2, 2004 by the controlling shareholders of Hainan Jiahua Marine Bio-Products Company Limited ("Jiahua Marine") and was inactive until the acquisition. Effective on August 4, 2004 and pursuant to a sales and purchase agreement, Sealink completed a transaction to acquire 100% of Jiahua Marine, a limited liability company formed in the People's Republic of China ("The PRC"). Jiahua Marine's year-end is December 31.

The principal activities of Jiahua Marine are engaged in the production and sales of marine bio-products and healthcare products in the PRC.

The principal products of Jiahua Marine are Shark Cartilage Capsule, Seal Oil (Soft gel), Seal Genitals, Shark Liver Oil and Ahark Liver (Soft gel). The major market is in the PRC.

2. BASIS OF PRESENTATION

The financial statements are prepared in accordance with generally accepted accounting principles used in the United States of America.

3. SUMMARY OF PRINCIPAL  ACCOUNTING  POLICIES

A. CASH AND CASH  EQUIVALENTS

The Company considers cash and cash equivalents to include cash on hand and demand deposits with banks with an original maturity of three months or less.

The Company maintains no bank accounts in the United States.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


B. TRADE RECEIVABLE

In order to determine the value of the Company's accounts receivable, the Company records a provision for doubtful accounts to cover estimated credit losses. Management reviews and adjusts this allowance periodically based on historical experience and its evaluation of the collectibility of outstanding accounts receivable. The Company evaluates the credit risk of its customers utilizing historical data and estimates of future performance.

C. INVENTORIES

Inventories are stated at the lower of cost or net realizable value. Cost is calculated on the moving-average basis and includes all costs to acquire and other costs incurred in bringing the inventories to their present location and condition. The Company evaluates the net realizable value of its inventories on a regular basis and records a provision for loss to reduce the computed moving-average cost if it exceeds the net realizable value.

D. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. The percentages applied are:

Buildings and leasehold improvement                                     40 Years
Plant and machinery                                                      7 Years
Motor vehicles                                                           5 Years
Office equipment and furnishings                                         5 Years

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


E. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of financial instruments including cash, receivables, accounts payable and accrued expenses and debt, approximates their fair value at December 31, 2003 and 2002 due to the relatively short-term nature of these instruments.

F. INCOME TAXES

Taxes are calculated in accordance with taxation principles currently effective in the PRC. The Company accounts for income taxes using the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

G. GOVERNMENT SUBSIDIES

Subsidies from the government are recognized at their fair values when received or there is reasonable assurance that they will be received, and all attached conditions are complied with.

H. RELATED PARTIES

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

I. FOREIGN CURRENCY TRANSLATION

The Company maintains its books and accounting records in Renminbi ("RMB"), the PRC's currency, being the functional currency. Translation of amounts from RMB in United States dollars ("US$") has been made at the single rate of exchange of US$1.00:RMB8.30. No representation is made that RMB amounts could have been or could be, converted into US dollar at that rate.

On January 1, 1994, the PRC government introduced a single rate of exchange as quoted daily by the People's Bank of China (the "Unified Exchange Rate").The quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with supplier's invoices, shipping documents and signed contracts.

J. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

K. REVENUE RECOGNITION

In accordance with the provisions of Staff Accounting Bulletin No. 103, revenue is recognized when merchandise is shipped and title passes to the customer and collectibility is reasonably assured.

L. EMPLOYEES' BENEFITS

Mandatory contributions are made to the Government's health, retirement benefit and unemployment schemes at the statutory rates in force during the period, based on gross salary payments. The cost of these payments is charged to the statement of income in the same period as the related salary cost.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

M. SEGMENTS

No business or geographical segment analysis is provided, as less than 10% of consolidated revenues and less than 10% of consolidated income from operations is attributable to business segment other than the vertically integrated business of aquaculture through processing and sales of farm-bred and ocean harvested aquatic products.

N. COMPREHENSIVE INCOME/(LOSS)

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"). SFAS No. 130 establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. SFAS No. 130 defines comprehensive income (loss) to include all changes in equity except those resulting from investments by owners and distributions to owners, including adjustments to minimum pension liabilities, accumulated foreign currency translation, and unrealized gains or losses on marketable securities.

O. CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of trade accounts receivable. The Company performs ongoing credit evaluations with respect to the financial condition of its creditors, but does not require collateral. In order to determine the value of the Company's accounts receivable, the Company records a provision for doubtful accounts to cover probable credit losses. Management reviews and adjusts this allowance periodically based on historical experience and its evaluation of the collectibility of outstanding accounts receivable.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


P. RECENT PRONOUNCEMENTS

In April 2002, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No.145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. SFAS 145 rescinds the provisions of SFAS No. 4 that requires companies to classify certain gains and losses from debt extinguishments as extraordinary items, eliminates the provisions of SFAS No. 44 regarding transition to the Motor Carrier Act of 1980 and amends the provisions of SFAS

No. 13 to require that certain lease modifications be treated as sale leaseback transactions. The provisions of SFAS 145 related to classification of debt extinguishments are effective for fiscal years beginning after May 15, 2002. Earlier application is encouraged.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Restructuring Costs." SFAS 146 applies to costs associated with an exit activity (including restructuring) or with a disposal of long-lived assets. Those activities can include eliminating or reducing product lines, terminating employees and contracts and relocating plant facilities or personnel. Under SFAS 146, the Company will record a liability for a cost associated with an exit or disposal activity when that liability is incurred and can be measured at fair value. SFAS 146 will require the Company to disclose information about its exit and disposal activities, the related costs, and changes in those costs in the notes to the interim and annual financial statements that include the period in which an exit activity is initiated and in any subsequent period until the activity is completed. SFAS 146 is effective prospectively for exit or disposal activities initiated after December 31, 2002, with earlier adoption encouraged. Under SFAS 146, a company cannot restate its previously issued financial statements and the new statement grandfathers the accounting for liabilities that a company had previously recorded under Emerging Issues Task Force Issue 94-3.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure - an amendment of SFAS Statement No. 123, "Accounting for Stock Based Compensation" which provides alternative methods for accounting for a change by registrants to the fair value method of accounting for stock-based compensation. Additionally, SFAS 148 amends the disclosure requirements of SFAS 123 to require disclosure in the significant accounting policy footnote of both annual and interim financial statements of the method of accounting for stock based-compensation and the related pro forma disclosures when the intrinsic value method continues to be used. The statement is effective for fiscal years beginning after December 15, 2002, and disclosures are effective for the first fiscal  quarter  beginning  after  December 15, 2002. In
April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

The changes in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. This statement is effective for contracts entered into or modified after June 30, 2003 and all of its provisions should be applied prospectively.

In May 2003, the FASB issued SFAS No. 150, "Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer's accounting for three types of freestanding financial instruments. One type is mandatory redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this SFAS is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuers' shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


Most of the provisions of Statement 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, "Elements of Financial Statements". The remaining provisions of this SFAS are consistent with the FASB's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This SFAS shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2004.

In January 2003, and as revised in December 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" "Interpretation No. 46"), an interpretation of Accounting Research Bulletin ("ARB") No. 51", "Consolidated Financial Statements". Interpretation No. 46 addresses consolidation by business enterprises of variable interest entities, which have one or both of the following characteristics: (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through another interest that will absorb some or all of the expected losses of the entity; (ii) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: the direct or indirect ability to make decisions about the entity's activities through voting rights or similar rights; or the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

Interpretation No. 46, as revised, also requires expanded disclosures by the primary beneficiary (as defined) of a variable interest entity and by an enterprise that holds a significant variable interest in a variable interest entity but is not the primary beneficiary.

Interpretation No. 46, as revised, applies to small business issuers no later than the end of the first reporting period that ends after December 15, 2004. This effective date includes those entities to which Interpretation No. 46 had previously been applied. However, prior to the required application of Interpretation No. 46, a public entity that is a small business issuer shall apply Interpretation No. 46 to those entities that are considered to be special-purpose entities no later than as of the end of the first reporting period that ends after December 15, 2003.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


Interpretation No. 46 may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated.

In June 2003, the FASB issued an Exposure Draft for proposed SFAS entitled "Qualifying Special Purpose Entities ("QSPE") and Isolation of Transferred Assets", an amendment of SFAS No. 140 ("The Exposure Draft"). The Exposure Draft is a proposal that is subject to change and as such, is not yet authoritative. If the proposal is enacted in its current form, it will amend and clarify SFAS
140. The Exposure Draft would prohibit an entity from being a QSPE if it enters into an agreement that obliged a transferor of financial assets, its affiliates, or its agents to deliver additional cash or other assets to fulfill the special-purposes entity's obligation to beneficial interest holders.

Management does not expect these recent pronouncements to have a material impact on the Company's consolidated financial position or results of operations.


4. TRADE RECEIVABLE
The Company's trade receivable at December 31, 2003 and 2002 are summarized as follows:
                                                         2003           2002
                                                     ------------   ------------

Trade receivable                                     $  3,992,963   $  1,778,850
Less: Allowance for doubtful accounts                   1,158,691        614,462
                                                     ------------   ------------
                                                     $  2,834,272   $  1,164,388
                                                     ============   ============

The activity in the Company's allowance for doubtful accounts during the years ended December 31, 2003 and 2002 is summarized as follows:


                                                         2003           2002
                                                     ------------   ------------
Balance at beginning of year                         $    614,462   $    608,900
Add: amounts provided during the year                     544,229          5,562
                                                     ------------   ------------
Balance at end of year                               $  1,158,691   $    614,462
                                                     ============   ============

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



5. PROPERTY, PLANT AND EQUIPMENT

                                                         2003           2002
                                                     ------------   ------------
Cost:
Buildings and leasehold improvement                  $  2,756,736   $  2,756,736
Plant and machinery                                     1,667,431      1,665,624
Motor vehicles                                              3,087          3,087
Office equipment and furnishings                           45,794         43,284
                                                     ------------   ------------
                                                        4,473,048      4,468,731
Less Accumulated depreciation :
Buildings and leasehold improvement                       168,996        103,525
Plant and machinery                                       572,322        346,069
Motor vehicles                                              1,320            733
Office equipment and furnishings                           20,649         12,402
                                                     ------------   ------------
                                                          763,287        462,729

Property, plant and equipment, net                   $  3,709,761   $  4,006,002
                                                     ============   ============

Depreciation expenses relating to property, plant and equipment was $300,558 and $296,323 for the years ended December 31, 2003 and 2002, respectively.

6. INVENTORIES
                                                         2003           2002
                                                     ------------   ------------
Raw materials                                        $    286,006   $    758,089
Finished goods                                            863,439        916,105
                                                     ------------   ------------
Total Inventories                                    $  1,149,445   $  1,674,194
                                                     ============   ============

7. PREPAYMENT
Prepayment represents advances to suppliers.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


8. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses at December 31, 2003 and 2002 are summarized as follows:

                                                         2003           2002
                                                     ------------   ------------
Accounts payable                                     $    136,370   $     60,269
Accrued expenses                                        2,408,865      3,044,045
                                                     ------------   ------------
                                                     $  2,545,235   $  3,104,314
                                                     ============   ============

9. BANK LOANS

In 2001, Jiahua Marine entered into one year, renewable loans with a bank for $1,807,229. The loans bear interest at 5.85% per annum. In 2002, the loans were renewed for $1,807,229. The loans bear interest at 5.04% per annum. The loans were secured by the pledge of certain fixed assets held by Jiahua Marine.

In 2004, the above loans expired and Jiahua Marine had yet to repay. As of the date of this report, Jiahua Marine is in negotiation with the banker to extend and expects to have the loans extended for not less than one year to 2005.

The amount due on the loans at December 31, 2003 and 2002 was $1,807,229 and $1,807,229, respectively.

10. INCOME TAXES

The Company is registered in the PRC and is subject to state and local income taxes within the PRC at the applicable tax rate on the taxable income as reported in their PRC statutory financial statements in accordance with the relevant income tax laws applicable to foreign enterprises. Jiahua Marine was exempted from income tax during 2003 and 2002. Jiahua Marine is entitled to a two-year tax holiday from 2002 commencing with the first profit-making year.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

10. INCOME TAXES (cont'd)

The reconciliation of the effective income tax rate of the Company to the statutory income tax rate in the PRC for the year ended December 31, 2003 is as follows:

Statutory tax rate                                                        15.0%
Tax holidays and concessions                                              (7.5%)
                                                                   ------------
Effective tax rate                                                         7.5%
                                                                   ============

The Company's income before income taxes was comprised of the following for the years ended December 31, 2003 and 2002:

                                                         2003           2002
                                                     ------------   ------------
United States                                        $       --     $       --
PRC                                                     1,913,826      2,397,255
                                                     ------------   ------------
                                                     $  1,913,826   $  2,397,255
                                                     ============   ============

Income taxes are calculated on a separate entity basis. There currently is no tax benefit or burden recorded for the United States.

No income tax was provided for 2002 and 2003 as the company is subject to tax exemption for both years.

11. SHARE CAPITAL
                                                         2003           2002
                                                     ------------   ------------
Authorized:-
3,000,000 shares of $1 each                             3,000,000      3,000,000
                                                     ============   ============
(2002: 3,000,000 shares of $1 each)

Issued and fully paid:-
3,000,000 shares of $1 each                             3,000,000      3,000,000
                                                     ============   ============
(2003: 3,000,000 shares of $1 each)


In May 22, 2002, 100,000 shares of $1 each were allotted at par for cash to existing shareholders in order to broaden the company's capital base.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


12. RESERVES

The reserve funds are comprised of the following:
                                                         2003           2002

Statutory surplus reserve fund                       $         40   $       --
Public welfare fund                                            19           --
                                                     ------------   ------------
                                                     $         59   $       --
                                                     ============   ============

Pursuant to the relevant laws and regulations of Sino-foreign joint venture enterprises, the profits of the Company's subsidiary, which are based on their PRC statutory financial statements, are available for distribution in the form of cash dividends after they have satisfied all the PRC tax liabilities, provided for losses in previous years, and made appropriations to reserve funds, as determined at the discretion of the board of directors in accordance with the PRC accounting standards and regulations.

As stipulated by the relevant laws and regulations for enterprises operating in the PRC, the Company's Sino-foreign joint ventures are required to make annual appropriations to two reserve funds, consisting of the statutory surplus and public welfare funds. In accordance with the relevant PRC regulations and the articles of association of the respective companies, the companies are required to allocate a certain percentage of their profits after taxation, as determined in accordance with the PRC accounting standards applicable to the companies, to the statutory surplus reserve until such reserve reaches 50% of the registered capital of the companies.

Net income as reported in the US GAAP financial statements differs from that as reported in the PRC statutory financial statements. In accordance with the relevant laws and regulations in the PRC, the profits available for distribution are based on the statutory financial statements. If the Company has foreign currency available after meeting its operational needs, the Company may make its profit distributions in foreign currency to the extent foreign currency is available. Otherwise, it is necessary to obtain approval and convert such distributions at an authorized bank.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



13. SIGNIFICANT CONCENTRATION

The Company grants credit to its customers, generally on an open account basis. Jiahua Marine 's five largest customers accounted for 77% of the sales in 2003, with three customers accounting for in excess of 59% of sales, with 25%, 18% and 16% of consolidated sales, or an aggregate of 20% of consolidated sales.

At December 31, 2003, approximately 39% of trade receivables were from trade transactions with the aforementioned three customers.

14. RELATED PARTY TRANSACTIONS

The Company purchased goods from a related company, Hainan Quebec Ocean Fishing Company Limited, amounting to $51,743 and $167,802 for the years end December 31, 2003 and 2002, respectively. These transactions were consummated under similar terms as those with the Company's customers. Trade receivable from the related company was nil at December 31, 2003 and 2002.

The above related company is incorporated in the PRC, of which certain directors are also directors of Sealink and Jiahua Marine.

15. WARRANTIES

The Company did not incur any warranty costs in 2003 and 2002.

16. COMMITMENTS AND CONTINGENCIES

A. CAPITAL COMMITMENTS

The Company does not currently have capital commitment for the years ended 2003 and 2002.

B. LEGAL PROCEEDINGS

The Company is not currently a party to any threatened or pending legal proceedings.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


17. CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company faces a number of risks and challenges since its operations are in the PRC. The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

18. SUBSEQUENT EVENTS

In 2004, Sealink has become a wholly owned subsidiary of HQ Sustainable Marine Industries Inc. ("HQSM"). Under the terms of the agreement, HQSM acquired 100% equity interest of Sealink.

              UNAUDITED FINANCIAL STATEMENTS OF JIAHUA MARINE BIO-
                            PRODUCTS COMPANY LIMITED

                                                                        Pages
                                                                     -----------

Balance Sheets as of August 17, 2004 and 2003                        F-24 - F-25


Statements of Income for the period from
January 1, 2004 to August 17, 2004 and 2003                          F-26

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)
                                 BALANCE SHEETS
                         AS OF AUGUST 17, 2004 AND 2003


                                     ASSETS
                                     ------




                                                           2004          2003
                                                       -----------   -----------
CURRENT ASSETS
  Cash and cash equivalents                            $ 1,205,193   $   759,453
  Trade receivables, net of provision                    4,324,305     1,732,157
  Inventory                                                185,213     1,381,903
  Prepayments                                              253,278       232,083
  Due from related parties, net of provision               800,454       437,022
                                                       -----------   -----------
  TOTAL CURRENT ASSETS                                   6,768,443     4,542,618
                                                       -----------   -----------

PROPERTY, PLANT AND EQUIPMENT, NET                       3,539,350     3,833,206
                                                       -----------   -----------

TOTAL ASSETS                                           $10,307,793   $ 8,375,824
                                                       ===========   ===========



















The accompanying notes are an integral part of the consolidated financial statements.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)
                                 BALANCE SHEETS
                         AS OF AUGUST 17, 2004 AND 2003

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------




                                                           2004          2003
                                                       -----------   -----------
CURRENT LIABILITIES
  Accounts payable and accrued expenses                $ 2,617,467   $ 3,033,719
  Bank loans                                             1,686,747     1,807,229
                                                       -----------   -----------
  TOTAL CURRENT LIABILITIES                              4,304,214     4,840,948
                                                       -----------   -----------

LONG-TERM LIABILITIES                                         --            --
                                                       -----------   -----------

TOTAL LIABILITIES                                        4,304,214     4,840,948
                                                       -----------   -----------

SHAREHOLDERS' EQUITY
  Share capital                                          3,000,000     3,000,000
  Reserves                                                 174,393          --
  Accumulated                                            2,829,186       534,876
                                                       -----------   -----------

TOTAL SHAREHOLDERS' EQUITY                               6,003,579     3,534,876
                                                       -----------   -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $10,307,793   $ 8,375,824
                                                       ===========   ===========
















The accompanying notes are an integral part of the consolidated financial statements.

                    HAINAN JIAHUA MARINE BIO-PRODUCTS CO. LTD
                 (INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA
                             WITH LIMITED LIABILITY)

                              STATEMENTS OF INCOME
            FOR THE PERIOD FROM JANUARY 1 TO AUGUST 17, 2004 AND 2003



                                                          2004          2003
                                                      -----------   -----------

SALES                                                 $ 4,934,578   $ 4,040,545

COST OF SALES                                             910,712       530,248
                                                      -----------   -----------

GROSS PROFIT                                            4,023,866     3,510,297

SELLING AND DISTRIBUTION EXPENSES                           5,819        34,592

GENERAL AND ADMINISTRATIVE EXPENSES                       248,225       424,510

ADVERTISING                                             2,185,284     2,068,099

DEPRECIATION                                                 --            --

PROVISION FOR BAD AND DOUBTFUL DEBTS                      210,593       310,245
                                                      -----------   -----------

INCOME FROM OPERATIONS                                  1,373,945       672,851

FINANCE COSTS                                              65,908        67,692

OTHER INCOME                                                 --              (6)


OTHER EXPENSES                                            148,054            60

                                                      -----------   -----------

INCOME BEFORE INCOME TAXES                              1,159,983       605,105

INCOME TAXES
  CURRENT                                                    --            --

  DEFERRED                                                   --            --
                                                      -----------   -----------

NET INCOME ATTRIBUTABLE TO SHAREHOLDERS               $ 1,159,983   $   605,105
                                                      ===========   ===========

NET INCOME PER SHARE
  BASIC AND DILUTE                                    $      0.39   $      0.20
                                                      ===========   ===========

WEIGHTED AVERAGE COMMON SHARE
  OUTSTANDING                                           3,000,000     3,000,000
                                                      ===========   ===========

The accompanying notes are an integral part of the consolidated financial statements.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 17, 2004, HQSM and Sealink, as the parent and management company of Hainan Jiahua Marine Bio-products Company Limited. ("Jiahua Marine"), consummated an Purchase Agreement whereby HQSM acquired all of the issued and outstanding capital stock of Sealink in consideration is payable by HQSM in the following manner: $8,888,655 in the form of 12,698,078 shares of HQSM's common stock, $0.001 par value per share, up to but not exceeding 19.9% of the outstanding shares of HQSM's common stock, on a fully-diluted basis, to be delivered to SSC at closing, and (ii) the remaining balance of $11,111,345 to be payable in the form of a convertible promissory note issued by HQSM to SSC. This note is included as Exhibit B to the Nutraceutical Purchase Agreement. The note will accrue interest at the rate of 5% per annum and is convertible into: first one hundred thousand US Dollars (US$100,000) for 100,000 shares of HQSM's Series A preferred stock, $0.001 par value per share, the proposed terms of which are described below and are fully subject to receipt of all necessary shareholder consents and approvals, and thereafter the remaining principal amount of the note equal to US$11,011,345 into 15,730,493 shares of HQSM's common stock. The note is convertible only upon completion of an audit of HQSM's acquisition of Sealink and Jiahua Marine, performed to the satisfaction of HQSM and receipt of all necessary shareholder consents and approvals.

The Purchase Agreement is being accounted for as a recapitalization of Sealink whereby the historical financial information of Sealink becomes the historical financial information of the Registrant.

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004, December 31, 2003 and June 30, 2003 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months ended June 30, 2004, for the Year Ended December 31, 2003 and Six Month Ended 30, 2003, have been prepared to reflect the acquisition as if it had occurred as of January 1, 2003, the first day of the Registrant's most recent fiscal year.

The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the merger been in effect during the periods presented, or which may be reported in the future.

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto of Sealink and HQSM.


                   UNAUDITED PRO FORMA CONDENSED CONDSOLIDATED
                                 BALANCE SHEETS
            AS OF JUNE 30, 2004, DECEMBER 31, 2003 AND JUNE 30, 2003

                                     ASSETS
                                     ------



                                                  June 30,     December 31,      June 30,
                                                    2004           2003           2003
                                                ------------   ------------   ------------
CURRENT ASSETS
  Cash and cash equivalents                     $ 10,113,257   $ 12,151,750   $ 12,528,635
  Trade receivables, net of provisions             3,268,668      6,836,357      5,844,729
  Inventory                                          394,434      1,432,571      1,693,011
  Prepayments                                        289,664        308,191        237,901
  Due from related parties, net of provisions        483,402        118,652      1,008,951
  Due from directors                                  44,515           --            1,241
  Tax recoverable                                     81,602         81,602           --
                                                ------------   ------------   ------------
TOTAL CURRENT ASSETS                              14,675,542     20,929,123     21,314,468
                                                ------------   ------------   ------------

OTHER ASSETS
  Deferred taxes                                   1,392,247      1,426,334      1,460,421
                                                ------------   ------------   ------------

PROPERTY, PLANT AND EQUIPMENT, NET                 9,506,270      6,027,214      6,314,611
                                                ------------   ------------   ------------

CONSTRUCTION IN PROGRESS, NET                           --        2,723,048      1,108,983
                                                ------------   ------------   ------------

VESSELS HELD FOR SALE                                   --             --             --
                                                ------------   ------------   ------------

TOTAL ASSETS                                    $ 25,574,059   $ 31,105,719   $ 30,198,483
                                                ============   ============   ============















The accompanying notes are an integral part of the consolidated financial statements.



                   UNAUDITED PRO FORMA CONDENSED CONDSOLIDATED
                                 BALANCE SHEETS
            AS OF JUNE 30, 2004, DECEMBER 31, 2003 AND JUNE 30, 2003

                      LIABILITIES AND SHAREHOLDERS' EQUITY




                                            June 30,      December 31,      June 30,
                                              2004            2003            2003
                                          ------------    ------------    ------------
CURRENT LIABILITIES
  Accounts payable and accrued expenses   $  6,820,454    $  3,715,102    $  4,457,612
  Deposit received from customers                4,215          28,663          37,452
  Bank loans                                 4,457,831      10,843,374      10,843,374
  Tax payable                                     --              --           132,449
  Due to directors                               1,763            --           122,552
  Convertible notes                            255,422         255,422         255,422
                                          ------------    ------------    ------------

  TOTAL CURRENT LIABILITIES                 11,539,685      14,842,561      15,848,861
                                          ------------    ------------    ------------

LONG-TERM LIABILITIES                             --              --              --
                                          ------------    ------------    ------------

TOTAL LIABILITIES                           11,539,685      14,842,561      15,848,861
                                          ------------    ------------    ------------

MINORITY INTEREST                                 --              --

SHAREHOLDERS' EQUITY
  Share capital                                 63,809       3,025,000       3,000,100
  Additional paid-in capital                15,610,715      12,731,114      12,731,114
  Reserves                                   1,116,138         957,715         932,981
  Accumulated losses                        (2,756,288)       (450,671)     (2,314,573)
                                          ------------    ------------    ------------

TOTAL SHAREHOLDERS' EQUITY                  14,034,374      16,263,158      14,349,622
                                          ------------    ------------    ------------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                    $ 25,574,059    $ 31,105,719    $ 30,198,483
                                          ============    ============    ============







The accompanying notes are an integral part of the consolidated financial statements.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENTS OF INCOME
            FOR THE YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED
                             JUNE 30, 2004 AND 2003


                                    Six Months                      Six Months
                                       Ended       Year ended          Ended
                                     June 30,      December 31,      June 30,
                                       2004            2003            2003
                                   ------------    ------------    ------------

SALES                              $  5,265,580    $ 24,435,386    $ 13,550,906

COST OF SALES                         1,601,317      12,421,864       7,228,224
                                   ------------    ------------    ------------

GROSS PROFIT                          3,664,263      12,013,522       6,322,682

SELLING AND DISTRIBUTION EXPENSES       118,685         626,625         199,302

GENERAL AND ADMINISTRATIVE
  EXPENSES                            1,628,196       1,158,256         581,265

ADVERTISING                           1,947,573       3,579,967       1,935,569

DEPRECIATION                            160,602         383,847         167,590

PROVISION FOR BAD AND DOUBTFUL
  DEBTS                               1,745,972       1,394,325         823,140
                                   ------------    ------------    ------------

INCOME/(LOSS) FROM OPERATIONS        (1,936,765)      4,870,502       2,615,816

FINANCE COSTS                            98,863         497,824         211,520

OTHER INCOME                           (253,669)       (120,140)        (25,371)

OTHER EXPENSES                          331,149         457,142         319,531
                                   ------------    ------------    ------------

INCOME/(LOSS) BEFORE INCOME TAXES    (2,113,108)      4,035,676       2,110,136

INCOME TAXES
  CURRENT                                  --           168,377         165,561

  DEFERRED                               34,087          68,174          34,087
                                   ------------    ------------    ------------

NET INCOME/(LOSS) BEFORE MINORITY
  INTEREST                           (2,147,195)      3,799,125       1,910,488

MINORITY INTEREST                          --              --              --
                                   ------------    ------------    ------------

NET INCOME/(LOSS) ATTRIBUTABLE TO
  SHAREHOLDERS                     $ (2,147,195)   $  3,799,125    $  1,910,488
                                   ============    ============    ============



The accompanying notes are an integral part of the consolidated financial statements.